Share Buyback	12 Months Ended
Dec. 31, 2021
Disclosure of Share Buyback [Abstract]
Share Buyback
24. Share Buyback
On 29 April 2021 we announced a share buyback programme of up to €3 billion, which was completed on 3 December 2021. The Group has repurchased 62,976,145 ordinary shares as part of the programme which are held by Unilever as treasury shares. Consideration paid for the repurchase of shares including transaction costs was €3,018 million which is recorded within other reserves.